SHAREHOLDERS' VOTING

                                 PROXY AGREEMENT

                                      AMONG

                     DALIAN FUSHI ENTERPRISE GROUP CO., LTD.

                                    YANG YUE

                                  YANG XI SHAN

                                   XU CHUN YAN

                                       AND

        DALIAN DIVERSIFIED PRODUCT INSPECTIONS BIMETALLIC CABLE CO., LTD



                                DECEMBER 13, 2005
                                  DALIAN, CHINA


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                      Shareholders' Voting Proxy Agreement

This Shareholders' Voting Proxy Agreement (the "Agreement") is entered into as of December 13, 2005 among the following parties in Dalian:

  Party A: Dalian Diversified Product Inspections Bimetallic Cable Co., Ltd. Registered Address: No.50 Anshan Road, shahekou District, Dalian. Legal Representative: Fu Li

  Party B:    Dalian Fushi Enterprise Group Co., Ltd.
              Registered Address: No. 999, Wuyi Road, Jinzhou district, Dalian Legal Representative: Fu Li

  Party C:    Yang Yue
              A citizen of PRC, Identity Card Number:210105681115317

  Party D:    Yang Xi Shan
              A citizen of PRC, Identity Card Number:211202391010301

  Party E:    Xu Chun Yan
              A citizen of PRC, Identity Card Number:210221571122078

In this Agreement, Party A, Party B, Party C, Party D and Party E are called collectively as the "Parties" and each of them is called as the "Party".

WHEREAS:

      1. Party A is a wholly foreign-owned enterprise incorporated under the laws of the People's Republic of China (the "PRC");

      2. As of the date of this Agreement, Party B, Party C, Party D and Party E are shareholders of Dalian Fushi Bimetallic Manufacturing Co., Ltd. (the "Dalian Fushi Company") and collectively legally hold all of the equity interest of Dalian Fushi Company, of which Party B holds 87.73%, Party C holds 10%, Party D holds 1.64% and Party E holds 0.63%;

      3. Each of Party B, Party C, Party D and Party E desires to appoint the persons designated by Party A to exercise its shareholder's voting rights at the shareholders' meeting of Dalian Fushi Company and Party A is willing to designate such persons.

      NOW THEREFORE, the Parties hereby have reached the following agreement upon friendly consultations:

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      1. Party B hereby agrees to irrevocably appoint the persons designated by
Party A with the exclusive right to exercise, on his behalf, all of his shareholder's voting rights at the shareholder's meeting of Dalian Fushi Company in accordance with the laws and Dalian Fushi Company's Articles of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Dalian Fushi Company, and to appoint and elect the directors and Chairman as the authorized legal representative of Dalian Fushi Company.

      2. The persons designated by Party A shall be the full board of Party A (the "Proxy Holders"). Party A agrees that it shall maintain a board of directors with composition and members identical to the board of directors of the US parent company of Party A (Parallel Technologies, Inc.).

      3. Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, who shall represent Party B to exercise his shareholder's voting rights pursuant to this Agreement.

      4. Party C hereby agrees to irrevocably appoint the Proxy Holders with the exclusive right to exercise, on his behalf, all of his shareholder's voting rights at the shareholder's meeting of Dalian Fushi Company in accordance with the laws and Dalian Fushi Company's Article of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Dalian Fushi Company, and to appoint and elect the directors and Chairman as the authorized representative of Dalian Fushi Company.

      5. Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, who shall represent Party B to exercise his shareholder's voting rights pursuant to this Agreement.

      6. Party D hereby agrees to irrevocably appoint the Proxy Holders with the exclusive right to exercise, on his behalf, all of his shareholder's voting rights at the shareholder's meeting of Dalian Fushi Company in accordance with the laws and Dalian Fushi Company's Article of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Dalian Fushi Company, and to appoint and elect the directors and Chairman as the authorized representative of Dalian Fushi Company.

      7. Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, who shall represent Party B to exercise his shareholder's voting rights pursuant to this Agreement.

      8. Party E hereby agrees to irrevocably appoint the Proxy Holders with the exclusive right to exercise, on his behalf, all of his shareholder's voting rights at the shareholder's meeting of Dalian Fushi Company in accordance with the laws and Dalian Fushi Company's Article of Association, including but not limited to the rights to sell or transfer all or any of his equity interests of Dalian Fushi Company, and to appoint and elect the directors and Chairman as the authorized representative of Dalian Fushi Company.

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      9. Party A agrees to designate such Proxy Holders pursuant to Section 1 of this Agreement, who shall represent Party B to exercise his shareholder's voting rights pursuant to this Agreement.

      10. All Parties to this Agreement hereby acknowledge that, regardless of any change in the equity interests of Dalian Fushi Company, each Party B, C, D and E shall appoint the person designated by Party A with all shareholder's voting rights. All Parties to this Agreement agree, none of Party B, Party C, Party D and Party E can transfers his equity interests (the "Transferor") of Dalian Fushi Company to any individual or company (other than Party A or the individuals or entities designated by Party A).

      11. Each of Party B, Party C, Party D and Party E hereby acknowledges that he will continue to perform this Agreement even if one or more than one of them do not hold the equity interests of Dalian Fushi Company any more.

      12. Each of Party B, Party C, Party D and Party E hereby acknowledges that he will withdraw the appointment of the persons designated by Party A if Party A change such designated person and reappoint the substituted persons designated by Party A as the new Proxy Holders to exercise his shareholder's voting rights at the shareholder's meeting of Dalian Fushi Company.

      13. This Agreement has been duly executed by the parties' authorized representatives as of the date first set forth above and shall become effective upon execution.

      14. This Agreement shall not be terminated prior to the completion of acquisition of all of the equity interests in, or all assets of, Dalian Fushi by Party A;

      15. Any amendment and termination of this Agreement shall be in written and agreed upon by the Parties.

      16. The conclusion, validity, interpretation, and performance of this Agreement and the settlement of any disputes arising out of this Agreement shall be governed by the laws and regulations of the People's Republic of China.

      17. This Agreement is executed in Chinese in five (5) copies; each Party holds one and each original copy has the same legal effect.






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[No Text Below, Signature Page Only]



PARTY A: Dalian Diversified Product Inspections Bimetallic Cable Co., Ltd.
(Seal)

Legal Representative/Authorized Representative(Signature):




PARTY B: Dalian Fushi Enterprise Group Co., Ltd. (Seal)
Legal Representative/Authorized Representative(Signature):



PARTY C: Yang Yue

(Signature):


PARTY D: Yang Xi Shan

(Signature):


PARTY E: Xu Chun Yan

(Signature):



This Agreement is agreed and accepted by:

Dalian Fushi Bimetallic Manufacturing Co., Ltd. (Seal)

Legal Representative/Authorized Representative(Signature):







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